CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT
CERTIFICATION
R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Variable Portfolios II — Legg Mason Partners Variable Diversified Strategic Income Portfolio (the “Registrant”), each certify to the best of his knowledge that:
1.	The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Variable Portfolios II —	Legg Mason Partners Variable Portfolios II —
Legg Mason Partners Variable Diversified Strategic Income Portfolio	Legg Mason Partners Variable Diversified Strategic Income Portfolio

/s/ R. Jay Gerken	/s/ Kaprel Ozsolak

R. Jay Gerken	Kaprel Ozsolak
Date: March 9, 2007	Date: March 9, 2007
This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT
CERTIFICATION
R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Variable Portfolios II — Legg Mason Partners Variable Equity Index Portfolio (the “Registrant”), each certify to the best of his knowledge that:
1.	The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Variable Portfolios II —	Legg Mason Partners Variable Portfolios II —
Legg Mason Partners Variable Equity Index Portfolio	Legg Mason Partners Variable Equity Index Portfolio

/s/ R. Jay Gerken	/s/ Kaprel Ozsolak

R. Jay Gerken	Kaprel Ozsolak
Date: March 9, 2007	Date: March 9, 2007
This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT
CERTIFICATION
R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Variable Portfolios II — Legg Mason Partners Variable Growth and Income Portfolio (the “Registrant”), each certify to the best of his knowledge that:
1.	The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Variable Portfolios II —	Legg Mason Partners Variable Portfolios II —
Legg Mason Partners Variable Growth and Income Portfolio	Legg Mason Partners Variable Growth and Income Portfolio

/s/ R. Jay Gerken	/s/ Kaprel Ozsolak

R. Jay Gerken	Kaprel Ozsolak
Date: March 9, 2007	Date: March 9, 2007
This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT
CERTIFICATION
R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Variable Portfolios II — Legg Mason Partners Variable Aggressive Growth Portfolio (the “Registrant”), each certify to the best of his knowledge that:
1.	The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Variable Portfolios II —	Legg Mason Partners Variable Portfolios II —
Legg Mason Partners Variable Aggressive Growth Portfolio	Legg Mason Partners Variable Aggressive Growth Portfolio

/s/ R. Jay Gerken	/s/ Kaprel Ozsolak

R. Jay Gerken	Kaprel Ozsolak
Date: March 9, 2007	Date: March 9, 2007
This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.